Filed pursuant to Rule 497(a) Registration File No. 333-227743 Rule 482 ad

Bain Capital Specialty Finance, Inc. Prices Public Offering

BOSTON (November 14, 2018) — Bain Capital Specialty Finance, Inc. (“BCSF”), a business development company managed by an affiliate of Bain Capital, LP, today announced that it priced its initial public offering of 7,500,000 shares of its common stock at $20.25 per share.  Shares of common stock of BCSF are expected to begin trading on the New York Stock Exchange on November 15, 2018 under the symbol “BCSF”.  BCSF also granted the underwriters an option to purchase up to an additional 1,125,000 shares of BCSF’s common stock.  The closing of the offering is subject to customary closing conditions, and the shares are expected to be delivered on or about November 19, 2018.

BCSF expects to use substantially all of the proceeds from this offering, net of expenses, to repay a portion of its outstanding indebtedness.  BCSF intends to use any remaining proceeds to make investments in accordance with its investment objectives and strategies and for general corporate purposes.

BofA Merrill Lynch, Morgan Stanley, Goldman Sachs & Co. LLC, Citigroup, Credit Suisse, Wells Fargo Securities and Keefe, Bruyette & Woods, a Stifel Company, are acting as joint book-running managers for the offering and Janney Montgomery Scott, JMP Securities and Academy Securities are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of BCSF before investing.  The preliminary prospectus, dated November 7, 2018, contains this and other information about BCSF and should be read carefully before investing.  The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction.  Offers of these securities are made only by means of the prospectus.  The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming part of the effective registration statement, which may be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov.  Alternatively, a copy of the preliminary prospectus may be obtained from: BofA Merrill Lynch, NC1-004-03-43 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, or email prospectus@morganstanley.com; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Attn: Prospectus Department, or email prospectus-ny@ny.email.gs.com; or Citigroup, c/o

Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146.

About Bain Capital Specialty Finance, Inc.

BCSF is an externally managed specialty finance company focused on lending to middle-market companies.  BCSF is managed by BCSF Advisors, L.P., an SEC-registered investment adviser and a subsidiary of Bain Capital Credit L.P.  Since commencing investment operations on October 13, 2016, and through September 30, 2018, BCSF has invested approximately $1,727.9 million in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments.  BCSF’s investment objective is to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.  BCSF has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Forward-Looking Statements

Certain information contained herein may constitute “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “seek,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” “target,” or “believe” or the negatives thereof or other variations thereon or comparable terminology.  Due to various risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements.  These statements are not guarantees of future events and are subject to risks, uncertainties, and other factors, some of which are beyond BCSF’s control and are difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in BCSF’s filings with the SEC.  Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which BCSF makes them.  BCSF does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Investor Contact:

investors@baincapitalbdc.com

Media Contact:

Charlyn Lusk

Tel. +1 646 502 3549

clusk@stantonprm.com